KRANESHARES TRUST

Each series of KraneShares Trust listed in Appendix A

(each, a “Fund”)

Supplement dated February 20, 2026

to the currently effective Prospectus and Statement of Additional Information,
as supplemented, for each Fund

This supplement provides new and additional information beyond that contained in each currently effective Prospectus and the Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

Krane Funds Advisors, LLC (“Krane” or the “Adviser”), the investment adviser to each Fund, recently entered into an agreement whereby its officers and employees, among others, through KFA Two Holdings, LLC, will acquire a majority interest in the Adviser from China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited (the “Transaction”). Pursuant to the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), the closing of the Transaction will automatically terminate the current investment advisory agreement (“Current IAA”) between Krane and the Trust, on behalf of each Fund, and for Funds that are sub-advised (as listed on Appendix B, the “Sub-advised Funds”), the investment sub-advisory agreement (“Current Sub-IAAs”) between Krane and the relevant sub-adviser (as listed in Appendix B, “Sub-advisers”).

In anticipation of the closing of the Transaction and to provide for a continuous investment program to the Funds, the Board of Trustees of the Funds (“Board”) met at an in-person meeting on February 20, 2026 to review and consider a new investment advisory agreement between Krane and the Trust, on behalf of each Fund (“New IAA”) and a new investment sub-advisory agreement for each of the Sub-advised Funds (“New Sub-IAAs”). At that meeting, the Board, including a majority of the members who are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”), unanimously approved a New IAA for each Fund and the New Sub-IAAs for the Sub-advised Funds. The terms of the New IAA and each New Sub-IAA are identical to the terms of the Current IAA and the relevant Sub-IAA, respectively, except as to their effective and termination dates.

The Board approved the new Sub-IAAs for the Sub-advised Funds with the Sub-advisers pursuant to a manager-of-managers exemptive order. This order permits Krane, subject to the approval of the Board, to appoint, terminate or replace a wholly-owned or unaffiliated sub-adviser without the need for shareholder approval. Accordingly, while shareholders of the Funds will be asked to approve the New IAA at a special meeting of each Fund’s shareholders (“Shareholder Meeting”), shareholders of the Sub-advised Funds will not be asked to vote on the New Sub-IAAs at the Shareholder Meeting. In connection with the Shareholder Meeting, shareholders will receive a proxy statement that describes in greater detail the terms of the New IAA.

The closing of the Transaction is conditioned upon, among other matters, the vote of a majority of the outstanding shares of certain Funds approving the New IAA. In order to seek to ensure the continuity of management of the operational Funds in the event that the requisite vote is not obtained by the time the Transaction closes, the Board, including a majority of the Independent Trustees, unanimously approved an interim investment advisory agreement (“Interim IAA”) between Krane and the Trust, on behalf of the Funds, pursuant to Rule 15a-4(b)(2) under the 1940 Act, and interim sub-advisory agreements (“Interim Sub-IAAs”) between Krane and the Sub-advisers, pursuant to Rule 15a-4(b)(1), to become effective upon the closing of the Transaction. The terms of the Interim IAA and each Interim Sub-IAAs are identical to the terms of the Current IAA and the relevant Sub-IAA, respectively, except as required by law and the effective date. The Interim IAA and Sub-IAAs may remain in effect for up to 150 days after the closing of the Transaction, allowing such Funds to continue soliciting shareholders to approve the New IAA.

APPENDIX A

KraneShares 100% KWEB Defined Outcome January 2027 ETF (KPRO)

KraneShares 2x Long ASML Daily ETF (KASM)*

KraneShares 2X Long BABA Daily ETF (KBAB)

KraneShares 2X Long BIDU Daily ETF (KBDU)

KraneShares 2x Long GRAB Daily ETF (KGRB)*

KraneShares 2X Long JD Daily ETF (KJD)

KraneShares 2X Long MELI Daily ETF (KMLI)

KraneShares 2X Long PDD Daily ETF (KPDD)

KraneShares 2x Long SE Daily ETF (KSE)*

KraneShares 2x Long TSM Daily ETF (KTSM)*

KraneShares 90% KWEB Defined Outcome January 2027 ETF (KBUF)

KraneShares Artificial Intelligence and Technology ETF (AGIX)

KraneShares Asia Pacific High Income USD Bond ETF (KHYB)

KraneShares California Carbon Allowance Strategy ETF (KCCA)

KraneShares China Alpha Index ETF (KCAI)

KraneShares CSI China Internet ETF (KWEB)

KraneShares Dragon Capital Vietnam Growth Index ETF (KPHO)

KraneShares Eastern US Carbon Strategy ETF (KRGI)*

KraneShares Electric Vehicles and Future Mobility Index ETF (KARS)

KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)

KraneShares Global Carbon Strategy ETF (KRBN)

KraneShares Global EM Revenue Leaders Index ETF (KREV)*

KraneShares Global Humanoid and Embodied Intelligence Index ETF (KOID)

KraneShares Hang Seng TECH Index ETF (KTEC)

KraneShares Hedgeye Hedged Equity Index ETF (KSPY)

KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF (KIQQ)

KraneShares KWEB Covered Call Strategy ETF (KLIP)

KraneShares Man Buyout Beta Index ETF (BUYO)

KraneShares Mount Lucas Managed Futures Index Strategy ETF (KMLM)

KraneShares MSCI All China Health Care Index ETF (KURE)

KraneShares MSCI China A Hedged Index ETF (KBAH)*

KraneShares MSCI China Clean Technology Index ETF (KGRN)

KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)

KraneShares MSCI One Belt One Road Index ETF (OBOR)

KraneShares SSE STAR Market 50 Index ETF (KSTR)

KraneShares Sustainable Ultra Short Duration Index ETF (KCSH)

KraneShares Value Line® Dynamic Dividend Equity Index ETF (KVLE)

KraneShares Wahed Alternative Income Index ETF (KWIN)

Quadratic Deflation ETF (BNDD)

Quadratic Interest Rate Volatility and Inflation Hedge ETF (IVOL)

*	Funds are effective but not operational.

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APPENDIX B

Fund	Sub-Adviser
KraneShares Asia Pacific High Income USD Bond ETF	Amova Asset Management Americas, Inc. 605 Third Avenue, 38th Floor New York, New York 10158
KraneShares SSE STAR Market 50 Index ETF	Bosera Asset Management (International) Co., Ltd. Jardine House, Suite 4109 One Connaught Place, Central, Hong Kong
KraneShares Global Carbon Strategy ETF KraneShares California Carbon Allowance Strategy ETF	Climate Finance Partners LLC 1000 N. West Street, Suite 1200, Wilmington, Delaware 19801
KraneShares Dragon Capital Vietnam Growth Index ETF	Dragon Capital Management (HK) Limited Unit 2406, 24/F. 9 Queen’s Road Central, Hong Kong,
KraneShares Artificial Intelligence and Technology ETF	Etna Capital Management Company Ltd 1532 Nexxus Building, Connaught Road Central, Hong Kong
KraneShares Hedgeye Hedged Equity Index ETF	Hedgeye Asset Management, LLC 1 High Ridge Park, Third Floor, Stamford, Connecticut 06905
KraneShares Mount Lucas Managed Futures Index Strategy ETF	Mount Lucas Index Advisers LLC 405 South State Street Newtown, Pennsylvania 18940
KraneShares Man Buyout Beta Index ETF	Numeric Investors LLC 200 Pier 4 Boulevard, Fifth Floor Boston, Massachusetts 02210
Quadratic Interest Rate Volatility and Inflation Hedge ETF Quadratic Deflation ETF	Quadratic Capital Management LLC 39 Lewis Street, Fourth Floor Greenwich, Connecticut 06830
KraneShares Wahed Alternative Income Index ETF	Wahed Invest LLC 27 East 28th Street, 8th Floor New York, New York 10016

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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